SHARE CAPITAL	12 Months Ended
Dec. 31, 2011
Stockholders' Equity Note Disclosure [Text Block]

18. SHARE CAPITAL

          The Company’s authorized ordinary share capital was 400,000,000 shares at par value of US$0.001 per share as of December 31, 2010 and 2011. There were 153,295,516 and 161,989,097 ordinary shares issued and outstanding as of December 31, 2010 and 2011, respectively.

          On January 25, 2010, the Company completed an IPO, whereby the Company issued 6,000,000 units of securities at US$16.00 per unit. Each unit consists of one ADS priced at US$14.80 and one warrant priced at US$1.20. Each ADS represents three ordinary shares and each warrant entitles the holder to purchase three ordinary shares for an exercise price of US$15.00. Upon the closing of the Company’s IPO on January 25, 2010, all of the issued and outstanding Series A, Series B and Series C Preferred Shares and the related accrued cumulative dividends were automatically converted into 63,016,780, 50,795,457 and 5,941,613 ordinary shares, respectively. There were no preferred shares issued and outstanding as of December 31, 2010 and 2011.

          On August 19, 2011 and October 27, 2011, Vicis and Shoen exercised a portion of their warrants to purchase 8,662,509 ordinary shares at US$1.1544 per share and 31,072 ordinary shares at US$1.15 per share from the Company, respectively (Note 17).

          The Group has not paid or declared any dividends on ordinary shares to date. The payment of dividends in the future will be contingent upon the Group’s revenues and earnings, if any, capital requirements and general financial condition subsequent to the completion of a business combination. The payment of dividends will be subject to the discretion of the Group’s board of directors and subject to the requirements of Cayman Islands’ laws.